                                Exhibit (m)(4)

                           Revised Schedules A and B
                            Dated November 16, 2000
                                    To the
    Distribution and Shareholder Services Plan- Class B and Class C Shares

                               Schedule A to the
                   Distribution and Shareholder Services Plan
                           Class B and Class C Shares
                       between One Group Mutual Funds and
                           One Group Services Company
Name of Fund
------------

Equity Income Fund
Mid Cap Value Fund
Mid Cap Growth Fund
Equity Index Fund
Large Cap Value Fund
Balanced Fund
International Equity Index Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Real Estate Fund
Technology Fund
Health Sciences Fund
High Yield Bond Fund
Bond Fund
Income Bond Fund
Short-Term Bond Fund
Intermediate Bond Fund
Government Bond Fund
Short-Term Bond Fund
Treasury & Agency Fund
Intermediate Tax-Free Bond Fund
Municipal Income Fund
Ohio Municipal Bond Fund
Texas Tax-Free Bond Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund
Prime Money Market Fund
U.S. Treasury Securities Money Market Fund

Investor Conservative Growth Fund
Investor Growth Fund
Investor Balanced Fund
Investor Fixed-Income Fund
Investor Aggressive Growth Fund
Investor Growth and Income Fund

One Group Mutual Funds                       One Group Services Company


By: /s/ Mark A. Beeson                       By: /s/ Mark S. Redman
   -------------------------                    ---------------------------

Title: President                             Title: President
      ----------------------                       ------------------------

Date: November 16, 2000                      Date: November 16, 2000

     -----------------------                      -------------------------

                               Schedule B to the
                  Distribution and Shareholder Services Plan
                          Class B and Class C Shares
                      between One Group Mutual Funds and
                          One Group Services Company
Name of Fund
------------

Equity Income Fund
Mid Cap Value Fund
Mid Cap Growth Fund
Equity Index Fund
Large Cap Value Fund
Balanced Fund
International Equity Index Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Real Estate Fund
Technology Fund
Health Sciences Fund
High Yield Bond Fund
Bond Fund
Income Bond Fund
Short-Term Bond Fund
Intermediate Bond Fund
Government Bond Fund
Short-Term Bond Fund
Treasury & Agency Fund
Intermediate Tax-Free Bond Fund
Municipal Income Fund
Ohio Municipal Bond Fund
Texas Tax-Free Bond Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund
Prime Money Market Fund
U.S. Treasury Securities Money Market Fund
U.S. Government Securities Money Market Fund
Treasury Prime Money Market Fund
Municipal Money Market Fund
Ohio Municipal Money Market Fund
Michigan Municipal Money Market Fund

Investor Conservative Growth Fund
Investor Growth Fund
Investor Balanced Fund
Investor Fixed-Income Fund
Investor Aggressive Growth Fund
Investor Growth and Income Fund



One Group Mutual Funds                   One Group Services Company


By:  /s/ Mark A. Beeson                  By:   /s/ Mark S. Redman
   --------------------------                -----------------------------------

Title:  President                        Title:  Vice President    11/20/00

        ---------------------                  ---------------------------------